SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTOR TECHNOLOGY GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2015

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Sutor Technology Group Limited, a Nevada corporation (the “Company”), will be held on Friday, April 24, 2015, at 11:00 a.m., local time, at the principal office of the Company located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China, for the following purposes:

1.	To elect five persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person’s successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal;
2.	To ratify the selection by the Audit Committee of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

If you owned our common stock at the close of business on March 10, 2015, you may attend and vote at the Annual Meeting.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2014 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Lifang Chen
Chairwoman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 24, 2015

This Notice and Proxy Statement and our 2014 Annual Report are available online at http://www.hivedms.com/SUTOR/

SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Sutor Technology Group Limited, a Nevada corporation (the “Company” or “we”), for the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 11:00 a.m., local time, on Friday, April 24, 2015, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

The approximate date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is on or about March 13, 2015.

We are asking you to elect the five nominees identified in this proxy statement as directors of the Company until the next annual meeting of stockholders and to ratify our selection of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as our registered public accounting firm for our fiscal year ending June 30, 2015.

We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

Our records indicate that you owned your shares of Company common stock at the close of business on March 10, 2015 (the “Record Date”). You have been sent this Proxy Statement and the enclosed proxy card because the Company is soliciting your proxy to vote your shares of common stock at the Annual Meeting on the proposals described in this Proxy Statement.

What am I voting on?

There are two matters scheduled for a vote:

•	the election of the five nominees identified in this Proxy Statement as directors, each to serve until the next annual meeting of stockholders of the Company or until such person’s successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal (“Proposal 1”); and

•	the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 (“Proposal 2”).

Who is entitled to vote at the Annual Meeting?

All owners of our common stock as of the close of business on the Record Date are entitled to vote their shares of common stock at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, a total of 41,771,429 shares of common stock are outstanding and eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the Annual Meeting.

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Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we encourage you to vote either by Internet or by filling out and returning the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

How do I vote?

Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure that your shares will be represented.

There are three ways to vote by proxy:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on your enclosed proxy card and following the instructions;
•	By Internet — You can vote over the Internet going to the link provided on your enclosed proxy card and following the instructions; or
•	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on April 22, 2015.

You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy or by timely voting by ballot at the Annual Meeting. Voting by proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Attendance at the Annual Meeting will not by itself constitute a revocation of your proxy – you must vote at the Annual Meeting.

If your shares are held in the name of a brokerage firm, bank, dealer or other similar organization that holds your shares in “street name,” you will receive instructions from that organization that you must follow in order for your shares to be voted.

All shares that you are entitled to vote and that are represented by a properly-completed proxy received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly deliver your proxy but fail to indicate how your shares should be voted, the shares represented by your proxy will be voted FOR Proposal 1, FOR Proposal 2 and in the discretion of the persons named in the proxy as proxy appointees as to any other matter that may properly come before the Annual Meeting.

Who may attend the Annual Meeting?

All stockholders that were stockholders of the Company as of the Record Date, or their authorized representatives, may attend the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. If your shares are held in the name of a brokerage firm, bank, dealer or other similar organization that holds your shares in “street name” and you plan to attend the Annual Meeting, you should bring proof of ownership to the Annual Meeting, such as a current bank or brokerage account statement, to ensure your admission.

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How will votes be counted?

The Annual Meeting will be held if a quorum, consisting of majority of the outstanding shares of common stock entitled to vote as of the Record Date, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (the “NYSE”), absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners have the authority to vote on routine corporate matters. The ratification of the appointment of our independent registered public accounting firm is considered to be routine matters, while the election of directors is not.

Proposal 1. With respect to the nominees for director listed under “Proposal 1 – Election of Directors,” to be elected, each nominee must receive at least a plurality of the votes cast at the Annual Meeting (assuming a quorum is present) with respect to that nominee’s election. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each nominee. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted. Broker “non-votes” will not be counted as a vote cast with respect to a nominee and will therefore not affect the outcome of the vote on Proposal 1.

Proposal 2. With respect to Proposal 2 – “Ratification of Selection of Independent Registered Public Accountant,” the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote is required for approval of this item. You may vote “FOR,” “AGAINST” or “ABSTAIN”. If you abstain from voting, it will have the same effect as a vote against this item. Your broker (or another organization that holds your shares for you) may exercise its discretionary authority to vote your shares in favor of Proposal 2.

How are proxies being solicited and who will pay for the solicitation of proxies?

We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse these organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

How are proxy materials delivered to households?

Only one copy of the Company’s 2014 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request by contacting our Corporate Secretary as indicated below.

If you are currently receiving multiple mailings at one address and would like to receive a single copy, you may do so by contacting our Corporate Secretary.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

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•	by mail, to:

Sutor Technology Group Limited

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

Attention: Corporate Secretary

·	by telephone, at +(86) 512-52680988.

•	by email, at investor_relations@sutorcn.com

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Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Lifang Chen	43	Chairman of the Board, Chief Executive Officer and President
Jun Xu	37	Director and Chief Financial Officer
Shoubin Xiong	48	Chief Operating Officer
Lin Yang	34	Director
Guoyou Shao	65	Director
Xinchuang Li	51	Director

Lifang Chen. Ms. Chen is the founder of the Company. She became our Chairwoman on February 1, 2007. Under her leadership, the Company became a leading finished steel manufacturer in China with a vertically integrated business model offering unique one-stop customer services that are difficult to replicate. At the Company, Ms. Chen has cultivated a seasoned management team of professionals that are focused on growing the Company’s business and that are well known in the industry. Prior to founding the Company in 2002, Ms. Chen directed the civil administration bureau of Xiaoshan municipal government in China from September 1993 to May 2001 where she helped design various policies to strengthen the operations of local companies, coordinated businesses between private enterprise and local banks, and reviewed and approved IPOs for large companies. Ms. Chen is an accomplished entrepreneur in the Chinese fine finished steel industry and excels in enterprise management and industry and government relations. She obtained an MA degree in Philosophy from Zhejiang University.

Jun Xu. Mr. Xu became our director and Chief Financial Officer on December 22, 2014. Mr. Xu has nearly fifteen years’ work experience in financial analysis and corporate management. Since May 2010, he has been the Chief Financial Officer of Kunshan Ripang Electronics Technology Co., Ltd., which is a subsidiary of XP Power Ltd., a company publicly traded on London Stock Exchange. Before that, Mr. Xu served as the Financial Manager at Hangzhou MORABU Electric Cable Co., Ltd, a Sino-foreign joint venture, from August 2006 through April 2010. From March 2002 through July 2006, Mr. Xu worked for Hangzhou Tongyuan Real Estate Co., Ltd., a Chinese state-owned enterprise, as Financial Manager. Mr. Xu is a candidate for a master’s degree in economics at Duke University, and he received a Bachelor’s degree in accounting from China University of Mining and Technology.

Shoubin Xiong. Mr. Xiong became our Chief Operating Officer on February 11, 2014. After Mr. Xiong joined the Company in February 2012, he served as general manager of technical management center of the Company. Mr. Xiong has extensive experience in production line operations management. During his tenure, Mr. Xiong is in charge of new product research and development, equipment and technical transformation and daily operations management. From December 2006 to January 2012, Mr. Xiong served as vice general manager of Wuhan Henghong Mechanical and Electrical Co., Ltd and was in charge of production line budgeting, installation, testing and operations management. As chief technical engineer with China First Metallurgical Group Co., Ltd. from July 1990 to December 2005, Mr. Xiong was responsible for production lines installation, budgeting and equipment maintenance at several large steel mills including Wu Steel and Guangzhou Iron & Steel Enterprises Group. Mr. Xiong is a senior engineer and holds the Bachelor’s degree in metallurgical engineering.

Lin Ying. Mr. Yang has been a member of our Board since January 23, 2015. Mr. Yang has nearly ten years’ work experience in auditing and financial analysis. Since November 2014, he has been a Partner of Shanghai Shiyu Financial Advisory Co., Ltd., specializing in merger and acquisition advisory. From March 2008 through October 2014, Mr. Yang served as Senior Manager at Ernst & Young China, where he was providing auditing services to public companies listed on NASDAQ and Hong Kong Stock Exchange. Before that, Mr. Yang worked for Baker Tilly China as Audit Manager, from June 2005 through February 2008. Mr. Yang received a Bachelor’s degree in management from Nanjing Auditing University. He has been a member of Chinese Institute of Certified Public Accountants (CICPA) since 2004.

Guoyou Shao. Mr. Shao has been a member of our Board since February 2008. Since April 2003, Mr. Shao has served as Board Chairman of Fortis Haitong Investment Management Co., Ltd., one of the first sino-foreign joint ventures specializing in fund management to gain approval in China. Prior to this, Mr. Shao served as Manager of the Investor Relations Department of Haitong Securities Co. Ltd. since July 1998. Mr. Shao has extensive securities investment and asset management experience and holds a Master’s degree in Business Administration from Hong Kong Science Management Institute.

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Xinchuang Li. Mr. Li has been a member of our Board since February 2008. Since 2009, Mr. Li has served as the Director of China Metallurgical Industry Planning & Research Institute (CMIPRI) in Beijing. From 2008 to 2009, Mr. Li served as the Executive Director of CMIPRI. From 2002 to 2008, Mr. Li served as the Vice Director and Chief Engineer of CMIPRI. From 1998 to 2002, Mr. Li served as the Vice-Chief Engineer of CMIPRI. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry. Mr. Li holds a Master’s degree in Business Administration from Fordham University and Beijing University.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. In fiscal year 2014, all such reports were timely filed. In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

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Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.sutorcn.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

The Board and Committees of the Board

Our board of directors is comprised of Lifang Chen, Jun Xu, Lin Yang, Guoyou Shao and Xinchuang Li.

Messrs. Lin Yang, Guoyou Shao, and Xinchuang Li each serves on our board of directors as an “independent director” as defined by as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules. Our board of directors has determined that Lin Yang possesses the accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 5605(c)(2)(A) of the NASDAQ Listing Rule and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Our board of directors currently has three standing committees which perform various duties on behalf of and report to the board of directors: (i) audit committee, (ii) compensation committee and (iii) governance and nominating committee. Each of the three standing committees is comprised entirely of independent directors. From time to time, the board of directors may establish other committees.

Audit Committee

Our board of directors established an audit committee in February 2008. Our audit committee consists of three members: Lin Yang, Guoyou Shao, and Xinchuang Li. Our audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Yang serves as our audit committee chairman.

Our audit committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our audit committee charter;

•	meeting separately and periodically with management and our internal and independent auditors;

•	reporting regularly to the full board of directors; and

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•	such other matters that are specifically delegated to our audit committee by our board of directors from time to time.

Compensation Committee

Our board of directors established a compensation committee in February 2008. Our compensation committee consists of three members: Lin Yang, Guoyou Shao, and Xinchuang Li. Mr. Shao serves as the chairman of our compensation committee. Our compensation committee assists the board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our Chief Executive Officer may not be present at any meeting of our compensation committee during which her compensation is deliberated.

Our compensation committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•	evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and

•	reviewing periodically and making recommendations to the board of directors regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Governance and Nominating Committee

Our board of directors established a governance and nominating committee in February 2008. Our governance and nominating committee consists of three members: Lin Yang, Guoyou Shao, and Xinchuang Li. Mr. Li serves as the chairman to our governance and nominating committee. The governance and nominating committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board of directors and its committees.

Our governance and nominating committee is responsible for, among other things:

•	identifying and recommending to the board of directors nominees for election or re-election to the board of directors, or for appointment to fill any vacancy;

•	reviewing annually with the board of directors the current composition of the board of directors in light of the characteristics of independence, age, skills, experience and availability of service to us; and

•	identifying and recommending to the board of directors the directors to serve as members of the committees.

Governance Structure

The Board believes that the interests of all stockholders are best served at the present time through a leadership model with a separate Board Chair and CEO. However, the Board retains authority to combine the positions of Board Chair and CEO at any time. The current CEO and Board Chair possess an in-depth knowledge of the Company, its integrated operations, the evolving steel industry in China, and the array of challenges to be faced, gained through years of combined experience in the industry. The Board believes that these experiences and other insights put them in the best position to provide broad leadership for the Company and the Board, respectively, as they consider strategy and exercise fiduciary responsibilities to stockholders, as the case may be.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Boards’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

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While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm; and

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are Messrs. Yang, Shao and Li.

Board, Committee and Annual Meeting Attendance

During fiscal year 2014, the Board held 4 meetings and acted by written consent 5 times. Our Audit Committee, the Compensation Committee and the Governance and Nominating Committee held 4, 0 and 1 meeting and acted by written consent 1, 3 and 1 time, respectively. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Code of Ethics

On January 31, 2007, our Board adopted a new code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new code replaced our prior code of ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our current report on Form 8-K, filed on February 2, 2007.

Stockholder Communication with the Board

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

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EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal Years Ended June 30, 2014 and 2013

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Lifang Chen, CEO (2)	2014	106,169	-	-	-	106,169
	2013	150,000	-	20,926	-	170,926
Zhuo Wang, former CEO(3)	2014	50,000	-	32,375	-	82,375
	2013	-	-	-	-	-
Naijiang Zhou, former CFO(4)	2014	113,285	-	71,250	-	184,535
	2013	110,880	-	55,750	-	166,630

(1) This amount represents the compensation expense that the Company recognized for financial statement reporting purposes in the applicable fiscal year for the portion of the fair value of equity awards granted to the named executive officer in such fiscal year, in accordance with ASC 718-10, “Share-Based Payment,” and ASC 505-50, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services,” respectively.  Such amount thus does not reflect the amount of compensation actually received by the named executive officer during the applicable fiscal year.  For a description of the assumptions used in calculating the fair value of these equity awards, see Note 10 to the consolidated financial statements included elsewhere in this report.

(2) Ms. Chen resigned from her positions as the Company’s Chief Executive Officer and President on February 11, 2014. Pursuant to the Company’s 2009 Equity Incentive Plan, the Company granted options to purchase 40,000 shares of its common stock to Ms. Chen with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively. On October 30, 2014, Ms. Chen was appointed as the Company’s Chief Executive and President.

(3) Mr. Wang became the Company’s Chief Executive Officer and President on February 11, 2014. Pursuant to the Company’s 2009 Equity Incentive Plan, on January 7, 2014, the Company granted Mr. Wang 35,000 shares of restricted stock, which vest on the one-year anniversary of the grant date. On April 27, 2010, Mr. Wang was granted an option to purchase 3,000 shares of common stock under the Company’s 2009 Equity Incentive Plan. The option vests and becomes exercisable in three equal installments on each of the first, second and third anniversary of the grant date of the option. The expiration date of the option is the fifth anniversary of the grant date of the option. Mr. Wang resigned from his position as the Company’s Chief Executive Officer and President on October 30, 2014.

(4) Pursuant to the Company’s 2009 Equity Incentive Plan, we granted options to purchase 20,000 shares of our common stock to Mr. Zhou with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively. In addition, Mr. Zhou received 20,000 restricted shares of common stock as part of his compensation for services from February 1, 2010 to January 31, 2011. According to the amendment to the employment agreement entered into on February 23, 2011, Mr. Zhou received 30,000 additional restricted shares of common stock as part of his annual compensation to be vested over a twelve month period. On February 9, 2012, the parties amended Mr. Zhou’s employment agreement further, under which amendment Mr. Zhou’s monthly base salary was increased from RMB 50,000 to RMB 58,000 (approximately $9,200) and the Company granted 50,000 restricted shares to Mr. Zhou on February 21, 2012 under the 2009 Equity Incentive Plan, which shares vest on the 12-month anniversary date of the grant date. On December 14, 2012, the Company granted Mr. Zhou 50,000 shares of restricted stock under the 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date. On January 7, 2014, Mr. Zhou was granted 50,000 shares of restricted stock under the Company's 2009 Equity Incentive Plan, which will vest on the one-year anniversary of the grant date. Mr. Zhou resigned from his position as the Company’s Chief Financial Officer and Director on December 22, 2014.

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Employment Agreements

On October 31, 2014, our subsidiary, Sutor BVI entered into an employment agreement with Ms. Chen, our Chief Executive Officer, under which Ms. Chen will receive an annual salary of $150,000. Ms. Chen’s employment with us is at-will and can be terminated by either party at any time with or without cause.

On December 14, 2012, the Company and Sutor BVI entered into an employment agreement with Mr. Zhou, under which Mr. Zhou will receive an annual salary of RMB 696,000 (approximately $111,360). In addition, the Company granted Mr. Zhou 50,000 restricted shares of the Company’s common stock under the Company’s 2009 Equity Incentive Plan, which shares will vest on the first anniversary of the grant date. The term of the employment agreement is for one year, which will be renewed automatically when it expires unless the employment is terminated by the parties. Mr. Zhou’s employment with the Company is at-will and can be terminated by either party at any time with or without cause, and with or without notice.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at June 30, 2014 for each of our named executive officers.

	OPTION AWARDS(1)					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Lifang Chen	40,000	-	-	2.71	4/27/2015	40,000	40,000	-	-
Zhuo Wang	3,000	-	-	2.71	4/27/2015	3,000	3,000	-	-
Naijiang Zhou	20,000	-	-	2.71	4/27/2015	50,000	50,000	-	-

(1)	On April 27, 2010, we issued options to our executive officers under the Sutor Technology Group Limited 2009 Equity Incentive Plan. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(2)	Values are based on the closing stock price of $1.00 per share on June 30, 2014.

Compensation of Directors

The table below sets forth the compensation of our directors for the fiscal year ended June 30, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gerard Pascale	55,000	21,800	-	-	-	76,800
Guoyou Shao	20,433	-	-	-	-	20,433
Xinchuang Li	20,433	-	-	-	-	20,433

Under the terms of the independent director contract that we entered into with each above independent directors in 2014, Mr. Pascale is entitled to $55,000 in cash and 10,000 restricted shares of the Company, vesting on the 12-month anniversary date of the grant date, Mr. Shao is entitled to RMB 132,000 (approximately $20,433) and Mr. Li is entitled to RMB132,000 (approximately $20,433), as annual compensation for their service as independent directors, and as chairpersons of various board committees, as applicable. Mr. Pascale’s compensation is greater because he has greater responsibilities as the Audit Committee Chairman. Under the terms of the agreements, we will reimburse our directors for reasonable travel expenses related to attendance at board and committee meetings.

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Additionally, we entered into Indemnification Agreements with each of Messrs. Pascale, Shao and Li.  Under the terms of these Indemnification Agreements, the Company agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent directors in connection with any proceeding (other than a proceeding by or in the right of the Company) if the independent director acted in good faith and in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the independent director’s conduct was unlawful.  The Company also agreed to pay any such expenses to an independent director in advance of the final disposition of any such proceeding if the director agrees to repay such amount to the extent it is ultimately determined they are not entitled to indemnification; provided, however, that the Company is not obligated to make any such advance payment if the board of directors determines, in its sole discretion, that it does not appear that such director has met the standards of conduct which make it permissible under applicable law to indemnify such director, and that the advancement of expenses would not be in the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 10, 2015 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of Sutor Technology Group Limited, No. 8, Huaye Road, Dongbang Industrial Park Changshu, China, 215534.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership(1)		Percent of Class(2)
	Officers and Directors
Lifang Chen	Chairwoman, Chief Executive Officer and President	Common Stock	30,378,050	(3) (4)	72.7%
Jun Xu	Chief Financial Officer	Common Stock	15,000	(5)	*
Shoubin Xiong	Chief Operating Officer	Common Stock	15,000	(6)	*
Lin Yang	Director	Common Stock	-		*
Guoyou Shao	Director	Common Stock	-		*
Xinchuang Li	Director	Common Stock	-		*
All Officers and Directors as a group (6 persons named above)			30,408,050		72.8%
	5% Security Holders
Total Raise Investments Ltd.		Common Stock	30,338,050		72.7%
Lifang Chen		Common Stock	30,378,050	(3)	72.7%

* Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	A total of 41,771,429 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of March 10, 2015. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 30,338,050 shares of common stock owned by Total Raise Investments Ltd., a BVI company wholly owned by Ms. Chen. Ms. Chen disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

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(4)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Ms. Chen an option to purchase 40,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option vested on the first, second and third anniversary of the date of grant, respectively.

(5)	On February 6, 2015, Mr. Jun Xu was granted 15,000 shares of restricted stock under the Company’s 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

(6)	On February 6, 2015, Mr. Shoubin Xiong was granted 15,000 shares of restricted stock under the Company’s 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

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TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2014 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under the section of “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

•	We sell our products to and buy raw materials from various companies which are beneficially owned or controlled by our CEO and President, Ms. Lifang Chen. The amounts charged for products to our Company by such related party are under the same pricing, terms and conditions as those charged to third parties. The transactions relating to the sale of our products are set forth below:

		Amount of Transaction
Related Party	Nature of Transaction	Fiscal 2014	Fiscal 2013
Ningbo Huaye Steel Processing Co., Ltd.	Sale of products by Company	$32,514	$88,503
Changshu Baojin Steel Processing Co., Ltd.	Sale of products by Company	6,935,773	7,156,007
Shanghai Huaye Steel Processing Co., Ltd.	Sale of products by Company	168,975	26,592,113
Shanghai Huaye Steel Group Co., Ltd.	Sale of products by Company	94,497,315	138,518,128
Wuxi Haide Steel Processing Co., Ltd.	Sale of products by Company	5,576,973	10,202,517
Zhejiang Nanye Metal Cutting & Delivery Co., Ltd.	Sale of products by Company	17,734	285,757
Guangzhou Qiyuan Steel Processing Co., Ltd.	Sale of products by Company	3,329,105	7,591,233
Tianjin Huaye Steel processing Co., Ltd.	Sale of products by Company	-	5,836,853
Tanggang Huaye (Tianjin) Steel Marketing Co., Ltd.	Sale of products by Company	-	20,370,377
Tianjin Xinhao Trade Co., Ltd.	Sale of products by Company	18,500,752	-
Wuxi Suwu Industry Co., Ltd	Sale of products by Company	7,952,450	-
Guangzhou Xingbang Metal Industry Co., Ltd	Sale of products by Company	5,768,806	-

For the years ended June 30, 2014 and 2013, purchases from related parties beneficially owned or controlled by Ms. Chen totaled $170,571,823 and $261,808,367, respectively.

•	At June 30, 2014 and 2013, the Company had letters of credit totaling $50,760,185 and $83,081,204, respectively, in the form of banker’s acceptance notes that are held by related parties in connection with purchases from related parties. The banker’s acceptance notes carry a 0% interest rate, can be presented to the respective banks in 90 to 180 days from the dates they were written, are secured by cash on deposit with the respective banks and are guaranteed by related parties.

•	During the years ended June 30, 2014 and 2013, the Company repaid $1,050,000 and nil loans from related parties. As of June 30, 2014 and 2013, the Company had loans from related parties totaling $8,182,019 and $8,182,019 respectively; and accrued interest totaling $1,252,039 and $1,961,940, respectively. The loans from related parties and accrued interest have been recorded as a reduction of advances to suppliers, related parties in the accompanying consolidated balance sheet as of June 30, 2014 and 2013.

•	Some of our notes payables are guaranteed by Shanghai Huaye and its affiliates, as disclosed under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.” We did not pay any stated or unstated consideration to Shanghai Huaye or its affiliates for their guarantees of our note payables.

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•	On August 6, 2004, our subsidiary Ningbo Zhehua entered into a lease agreement with Ningbo Huaye Steel Processing Co., Ltd., a subsidiary of Shanghai Huaye, pursuant to which Ningbo Zhehua leased a factory building located at the Ningbo Camel Machinery & Electronics Industrial Park. The lease agreement has a term of 10 years and expires on December 31, 2014. We expect that the lease will be renewed annually after the initial term expires.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chair and other officers.

There are currently five directors serving on the Board. At the Annual Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Required Vote

Each director must be elected by a plurality of votes cast with respect to such director. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. Abstentions and broker non-votes are not counted for purposes of the election of directors.

Recommendation of the Board

The Board recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director of Company
Lifang Chen	43	Chairman of the Board	February 2007 – Present
Jun Xu	37	Director and Chief Financial Officer	December 2014 – Present
Lin Yang	34	Director	January 2015 – Present
Guoyou Shao	65	Director	February 2008 – Present
Xinchuang Li	51	Director	February 2008 – Present

Director Qualifications - General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

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Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. We are a NASDAQ listed company that offers products and services in the steel industry in China. Therefore, the Board believes that a diversity of professional experiences in the steel industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and of U.S. accounting and financial reporting standards should be represented on the Board. In addition, the market in which we compete is characterized by rapid technological change, evolving industry standards, introductions of new products, and changes in customer demands that can render existing products obsolete and unmarketable. Our future success depends upon our ability to address the increasingly sophisticated needs of our customers by supporting existing and emerging hardware, software, database, and networking platforms and by developing and introducing enhancements to our existing products and new products on a timely basis that keep pace with technological developments, evolving industry standards, and changing customer requirements, through strong focus on research and development. Therefore, the Board believes that academic and professional experience in research and development in the steel industry should also be represented on the Board.

Summary of Qualifications of Nominees for Director

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Lifang Chen. Ms. Chen has extensive senior management experience in the industry in which we operate, having served as our Chairman and Chief Executive Officer for more than six years. In addition, Ms. Chen has worked extensively with various governmental agencies in connection with our industry.

Jun Xu. Mr. Xu has extensive senior management experience as well as on corporate accounting, finance and capital management matters.

Lin Yang. Mr. Yang brings to the Board a high level of financial literacy and sophistication, and extensive financial and capital markets experience, including M&A, debt and equity financings, restructuring and business expansion.

Guoyou Shao. Mr. Shao has extensive securities investment, asset management and investor relations experience.

Xinchuang Li. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry.

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General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

Effective October 17, 2014, the Audit Committee of the Board approved the dismissal of Grant Thornton, the China member firm of Grant Thornton International (“Grant Thornton”) as the Company's independent registered public accounting firm.

Grant Thornton’s reports on the Company’s financial statements as of and for the fiscal years ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Other than described below, during the Company’s two most recent fiscal years (ended June 30, 2014 and 2013) and during the subsequent interim period through October 17, 2014, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of the Company’s financial statements for the fiscal year ended June 30, 2014, Grant Thornton raised questions and planned to expand the scope of audit work on the revenue contributed from certain significant customers of the Company. As part of its audit scope, Grant Thornton selected the significant sales to these customers, which were reported as third-party sales, for testing. These transactions represented approximately two-thirds of unaudited fourth quarter revenue. Grant Thornton questioned whether the sales to these four customers in the fourth quarter satisfied revenue recognition criteria, due to certain facts related to the sales transactions, such as lack of fixed payment terms and the lack of cash receipts related to any of these transactions from the end of the fiscal year through the date we dismissed Grant Thornton.

In addition to questioning the sales for proper revenue recognition, Grant Thornton questioned the Company’s classification of the sales as third-party sales based on the fact that management of the majority of these customers were former employees of Shanghai Huaye Iron & Steel Group Co., Ltd., a PRC company of which the Company’s major shareholder and her husband are 100% owners, and three of the customers’ primary places of business resided at the related party facilities and location of one customer was not verified, as noted below. As the fourth quarter was a slow period for the steel industry with significant declines in steel prices and demand in China, Grant Thornton also questioned the substance of these significant sales in addition to the aspects of these sales mentioned previously.

As part of their procedures to complete their audit work related to these transactions, Grant Thornton would seek information that is not in the possession, custody or control of the Company. Grant Thornton indicated that the documentation we provided to substantiate the transactions did not satisfactorily achieve their audit objectives and they requested the following:

•	Financial records and other business or credit rating information of the customers in question
•	Information regarding the corporate structure of these customers and business agreements between those entities and our related party
•	Permission to perform site visits at the customer locations, interview management, and observe the inventory and sales records between the Company and the customers.

Initially the site visits were arranged by the customers with the consent of the Company, but after the customers requested to know Grant Thornton’s procedures in advance of the visit all four customers revoked their consent to allow Grant Thornton to perform site visitations.

In addition to revenue testing, Grant Thornton requested that the Company revise its analysis of inventory reserves and further evaluate the recoverability and classification of inventory advances paid to related parties due to downward trend in the steel prices and demand in the China market subsequent to the fiscal year-end period.

Grant Thornton also advised the Company and the Audit Committee that, depending upon what Grant Thornton learned from the procedures performed pursuant to its audit scope, it might request additional information. The Company has concluded that Grant Thornton’s proposed procedures may create risks for the Company with respect to the Company’s obligation to timely file its annual report on Form 10-K for the fiscal year 2014.

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These issues and requests were not resolved to Grant Thornton’s satisfaction.

The Audit Committee has carefully considered the additional work proposed by Grant Thornton and discussed the disagreement with Grant Thornton. The Company has authorized Grant Thornton to respond fully to inquiries of the successor accountant of the Company concerning this matter.

(b)  Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Grant Thornton as the Company’s independent auditor, the Audit Committee approved the engagement of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years (ended June 30, 2014 and 2013) and during the subsequent interim period through October 17, 2014, the Company did not consult BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee has selected BDO to serve as the Company’s independent auditors for the fiscal year ending June 30, 2015. We are asking our stockholders to ratify our company’s selection of BDO as our independent registered public accountants at the Annual Meeting. Although ratification is not required by our amended and restated bylaws or otherwise, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

Representatives of BDO will be available via teleconference during the Annual Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Annual Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by its independent registered public accounting firms for professional services rendered for the fiscal years ended June 30, 2014 and 2013:

(in thousands of U.S. dollars)

	June 30, 2014	June 30, 2013
Audit fees(1)	$454.1	$425.6
Audit-related fees(2)	-	8.4
Tax fees	-	-
All other fees	-	-
Total	454.1	434.0

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

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Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and permissible non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit and permissible non-audit services performed by our principal accountant for the consolidated financial statements as of and for the year ended June 30, 2014.

Required Vote

Ratification of BDO as our company’s independent registered public accountant for the fiscal year ending June 30, 2015 requires the affirmative vote of a majority of the shares of the common stock present in person or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions will have the same effect as a vote against the proposal, and broker “non-votes” may be voted at the discretion of the broker holding the shares.

Recommendation of the Board

The Board recommends a vote FOR ratification of the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

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OTHER INFORMATION

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Sutor Technology Group Limited at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, China, no later than the close of business on June 30, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Sutor Technology Group Limited, c/o Corporate Secretary, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

March 13, 2015	By Order of the Board of Directors

/s/ Lifang Chen
Lifang Chen
Chairwoman

22

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” meeting the independence requirements of the Listing Rules of NASDAQ and the SEC. The Board has determined, based upon an interview of Lin Yang and a review of Mr. Yang’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Yang shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Yang has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication.  The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended June 30, 2014, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2014 with Company management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T; and (3) received the written disclosures and the letters from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for filing with the SEC.

/s/ The Audit Committee
Lin Yang
Guoyou Shao
Xinchuang Li

SUTOR TECHNOLOGY GROUP LIMITED

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2015

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SUTOR TECHNOLOGY GROUP LIMITED, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 13, 2015, and hereby constitutes and appoints Lifang Chen and Becky Xue, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders to be held on April 24, 2015, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below – The Board recommends a vote FOR the listed nominees:

Lifang Chen	FOR ☐	AGAINST ☐	ABSTAIN ☐
Jun Xu	FOR ☐	AGAINST ☐	ABSTAIN ☐
Lin Yang	FOR ☐	AGAINST ☐	ABSTAIN ☐
Guoyou Shao	FOR ☐	AGAINST ☐	ABSTAIN ☐
Xinchuang Li	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approve the ratification of BDO as the Company’s accountant for fiscal year 2015 ending June 30, 2015 – The Board recommends a vote FOR this Proposal.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated March 13, 2015, and the 2014 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name __________________________________
Name (if joint)
_______________________________________
Date _____________, 2015
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.